EXHIBIT 24

                              POWERS OF ATTORNEY


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                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of BAREFOOT INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its shares of Common Stock for offering and sale pursuant to the Barefoot Inc. Amended and Restated 1989 Stock Option Plan hereby constitutes and appoints Patrick J. Norton, Michael
R. Goodrich and Elizabeth Turrell Farrar, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.



                                     /s/ Patrick J. Norton
                                         Patrick J. Norton

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of BAREFOOT INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its shares of Common Stock for offering and sale pursuant to the Barefoot Inc. Amended and Restated 1989 Stock Option Plan hereby constitutes and appoints Patrick J. Norton, Michael
R. Goodrich and Elizabeth Turrell Farrar, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.



                                     /s/ Michael R. Goodrich
                                         Michael R. Goodrich

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of BAREFOOT INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its shares of Common Stock for offering and sale pursuant to the Barefoot Inc. Amended and Restated 1989 Stock Option Plan hereby constitutes and appoints Patrick J. Norton, Michael
R. Goodrich and Elizabeth Turrell Farrar, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1996.



                                     /s/ Donald R. Brattain
                                         Donald R. Brattain

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of BAREFOOT INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its shares of Common Stock for offering and sale pursuant to the Barefoot Inc. Amended and Restated 1989 Stock Option Plan hereby constitutes and appoints Patrick J. Norton, Michael
R. Goodrich and Elizabeth Turrell Farrar, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of June, 1996.



                                     /s/ J. Martin Erbaugh
                                         J. Martin Erbaugh

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of BAREFOOT INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its shares of Common Stock for offering and sale pursuant to the Barefoot Inc. Amended and Restated 1989 Stock Option Plan hereby constitutes and appoints Patrick J. Norton, Michael
R. Goodrich and Elizabeth Turrell Farrar, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of June, 1996.



                                     /s/ William R. Griffin
                                         William R. Griffin